UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2025

QUANTERIX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38319	20-8957988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

900 Middlesex Turnpike

Billerica, MA 01821

(Address of principal executive offices) (Zip Code)

(617) 301-9400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	QTRX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Quanterix Corporation (the “Company” or “Quanterix”) convened its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on September 23, 2025 at 9:00am ET (the “Original Meeting Time”). The Company adjourned the Annual Meeting without the transaction of any business. The reconvened Annual Meeting will be held on Monday, September 29, 2025 at 10:00am ET.

Item 7.01. Regulation FD Disclosure.

As described above, the Company’s Annual Meeting was convened and adjourned, without any business being conducted.

The meeting was adjourned to allow additional time for the Company’s stockholders to consider and vote on the proposals set forth in the Company’s definitive proxy statement filed with the US Securities and Exchange Commission (the “SEC”) on August 25, 2025 (the “Proxy Statement”). The Company has received strong support for each of the proposals. However, the proposals seeking stockholder approval to amend the Company’s Charter to eliminate the supermajority stockholder voting requirements to amend certain provisions of the Company’s Charter and to permit stockholders to amend the Company’s Bylaws (Proposals 5 and 6 in the Proxy Statement) had not yet achieved the required affirmative vote of at least 75% of the Company’s outstanding voting power at the Original Meeting Time.

The Annual Meeting will reconvene at 10:00am ET on Monday, September 29, 2025, in virtual format at www.cesonlineservices.com/qtrxam_vm. Stockholders who wish to attend the adjourned meeting must pre-register at www.cesonlineservices.com/qtrxam_vm by 10:00am ET on September 28, 2025.

During the adjournment, the Company will continue to solicit votes from its stockholders with respect to the proposals set forth in the Proxy Statement. The Company’s Board of Directors unanimously recommends that stockholders of record at the close of business on July 31, 2025, vote FOR the proposals identified in the Company’s Proxy Statement, including the two proposals to eliminate the supermajority vote requirements. At the Original Meeting Time, 99% of shares voted had voted FOR those two proposals, but those shares represented only 74.8% of the Company’s common stock outstanding.

Proxies previously submitted in respect of the Annual Meeting will be voted at the adjourned Annual Meeting unless properly revoked, and stockholders who have previously submitted a proxy or otherwise voted do not need to take any action.

The Company encourages all stockholders of record on July 31, 2025, who have not yet voted to vote by September 28, 2025, at 11:59pm ET. Stockholders who have any questions or require any assistance with completing a proxy or voting instruction form or who do not have the required materials may contact Sodali & Co., toll-free, (800) 662-5200, or by email, qtrx@info.sodali.com.

If the number of additional shares of common stock voted at the adjourned Annual Meeting is not sufficient to approve the amendments to eliminate supermajority voting requirements, the Company may adjourn the Annual Meeting again.

Important Additional Information

The definitive Proxy Statement was filed by the Company with the SEC on August 25, 2025, and should be read in conjunction with the information included in this Current Report on Form 8-K (“Form 8-K”). To the extent information in this Form 8-K updates or conflicts with information contained in the Proxy Statement, the information in this Form 8-K is more current. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY THE COMPANY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Stockholders may obtain a free copy of the Proxy Statement and the other relevant materials, and any other documents filed by the Company with the SEC, at the SEC’s website at https://www.sec.gov.

Cautionary Statement Regarding Forward-Looking Statements

Statements included in this Form 8-K that are not historical in nature or do not relate to current facts are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among other things, statements about the Annual Meeting. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are subject to certain risks and uncertainties that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Factors that could materially affect our business operations and financial performance and condition include, but are not limited to, those risks and uncertainties described under “Item 1A - Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 and any risk factors disclosed in any subsequent Quarterly Reports on Form 10-Q.

All forward-looking statements, expressed or implied, included in this Form 8-K are expressly qualified in their entirety by the cautionary statements contained or referred to herein. If one or more events related to these or other risks or uncertainties materialize, or if Quanterix’s underlying assumptions prove to be incorrect, actual results may differ materially from what Quanterix anticipates. Quanterix cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made and are based on information available at that time. Quanterix does not assume any obligation to update or otherwise revise any forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission, whether or not filed under the Securities Act of 1933, as amended, or the 1934 Act, regardless of any general incorporation language in such document.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2025	QUANTERIX CORPORATION

	By:	/s/ Vandana Sriram
	Name:	Vandana Sriram
	Title:	Chief Financial Officer